UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2021

BLACK MOUNTAIN ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40907	86-2013849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Houston Street, Suite 4500

Fort Worth, TX 76102

(Address of principal executive offices, including zip code)

(817) 698-9901

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and three quarters of one warrant	BMAC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	BMAC	The New York Stock Exchange
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported in the Current Report on Form 8-K filed by Black Mountain Acquisition Corp. (the “Company”) on October 19, 2021 (the “Initial Form 8-K”), the Company consummated its initial public offering of 24,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and three quarters of one warrant of the Company (each such whole warrant, a “Public Warrant”). Each Public Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $240,000,000.

In connection with the IPO, the underwriters were granted an option to purchase an additional 3,600,000 Units to cover over-allotments, if any. On October 21, 2021, the underwriters fully exercised their over-allotment option and, on October 22, 2021, the underwriters purchased 3,600,000 Units (the “Over-allotment Units”) at a price of $10.00 per unit, generating gross proceeds of $36,000,000.

As previously reported in the Initial Form 8-K, on October 18, simultaneously with the closing of the IPO and pursuant to the Private Placement Warrant Purchase Agreement dated October 13, 2021, by and between the Company and the Company’s sponsor, Black Mountain Sponsor LLC (the “Sponsor”), the Company completed the private sale of 11,600,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of $11,600,000 (such sale, the “Private Placement”). On October 22, 2021, simultaneously with the sale of the Over-allotment Units, the Company completed a private placement with the Sponsor for an additional 1,440,000 warrants at a price of $1.00 per warrant (the “Additional Private Placement Warrants”), generating gross proceeds to the Company of $1,440,000.

A total of $281,520,000, comprised of $270,480,000 of the net proceeds from the IPO (including the Over-allotment Units) and $11,040,000 of the proceeds of the sale of the Private Placement Warrants (including the Additional Private Placement Warrants) has been deposited in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of October 18, 2021 reflecting the receipt of the proceeds upon the closing of the IPO and the Private Placement (excluding the proceeds from the sale of the Over-allotment Units and Additional Private Placement Warrants) was previously filed by the Company as an exhibit to the Current Report on Form 8-K filed by the Company on October 22, 2021. The Company’s unaudited pro forma balance sheet as of October 18, 2021, reflecting the receipt of the proceeds from the sale of the Over-allotment Units and the Additional Private Placement Warrants, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Unaudited Pro Forma Balance Sheet, as of October 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2021

BLACK MOUNTAIN ACQUISITION CORP.

By:	/s/ Jacob Smith
Name:	Jacob Smith
Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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